Exhibit 32.1 -- Certification required under Section 906
                of the Sarbanes-Oxley Act of 2002


                   PISMO COAST VILLAGE, INC.

  CERTIFICATION PURSUANT TO 18 U.S.C. Subsection 1350 of the
  ----------------------------------------------------------
               PRESIDENT AND CHAIRMAN OF THE BOARD
               -----------------------------------

In connection with the Annual Report on Form 10-K (the "Report") of Pismo Coast Village, Inc. (The "Company") for the fiscal year ended September 30, 2010, the undersigned, Jerald Pettibone, President and Chairman of the Board of the Company, hereby certifies pursuant to 18 U.S.C. Subsection 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

1.  The Report fully complies with the requirements of section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: November 13, 2010        /S/ JERALD PETTIBONE
                               Jerald Pettibone, President and
                                    Chairman of the Board


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